UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2023
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
0.250% Euro Notes due 2024	ITW24A	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 8, 2023, the Board of Directors of Illinois Tool Works Inc. (the “Company”) elected Jaime Irick as a director, effective February 1, 2024, to serve until the May 2024 Annual Meeting and determined him to be independent. Mr. Irick, age 49, has served as Senior Vice President, Architectural Coatings, U.S. and Canada and Global Traffic Solutions Business for PPG Industries Inc. since May 2022 and served as Vice President, Architectural Coatings, U.S. and Canada from May 2019 to May 2022. Prior to joining PPG Industries, Mr. Irick served as President of the Life Fitness Division of Brunswick Corp. and had 13 years of service at General Electric Company, serving in various roles with increasing levels of responsibility and operating as a GE Company Officer. Mr. Irick is a U.S. Army veteran having served five years as a Field Artillery Officer prior to his business career. Mr. Irick has been appointed to the Audit Committee of the Company, effective February 1, 2024. There are no arrangements or understandings between Mr. Irick and any other person pursuant to which he was selected as a director, and Mr. Irick has not been a party to any reportable transactions under Item 404(a) of Regulation S-K.

Mr. Irick will participate in the standard non-employee director compensation arrangements described in the Company’s 2023 proxy statement filed with the Securities and Exchange Commission on March 24, 2023.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: December 11, 2023	By: /s/ Jennifer K. Schott
Jennifer K. Schott
Senior Vice President, General Counsel and Secretary